UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2017

INNOCOLL HOLDINGS PUBLIC
LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-37720	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Innocoll Holdings plc

Unit 9, Block D

Monksland Business Park

Monksland, Athlone

Ireland

(Address of principal executive offices)

+353 (0) 90 648 6834

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

On March 29, 2017, Innocoll Holdings plc (the “Company”) issued a press release announcing receipt of formal Type A Meeting minutes from the United States Food and Drug Administration relating to its New Drug Application for XARACOLL (bupivacaine HCl collagen-matrix implant). A copy of the press release is included herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release dated March 29, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innocoll Holdings plc

By:	/s/ Jose Carmona
Name: Jose Carmona
Title: Chief Financial Officer

Date:  March 29, 2017